UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2003

BROWN SHOE COMPANY, INC. (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)

1-2191 (Commission File Number)	43-0197190 (IRS Employer Identification Number)

8300 Maryland Avenue St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

(314) 854-4000 (Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibit

	99.1	Press Release issued May 21, 2003 containing financial results for the quarter ended May 3, 2003

Item 9. Regulation FD Disclosure.

On May 21, 2003, Brown Shoe Company, Inc. issued a press release announcing the Company's earnings for the three months ending May 3, 2003. A copy of this press release is furnished with this report as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section or Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC.
(Registrant)

Date: May 21, 2003	/s/ Michael I. Oberlander
Michael I. Oberlander Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated May 21, 2003 containing financial results for the quarter ended May 3, 2003